List of Entities Covered by the Transfer Agency Agreement

As of August 25, 2011

Appendix A-1

J.P. Morgan Funds Administered by JPMorgan Funds Management, Inc.

JPMorgan Institutional Trust – Delaware Statutory Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc. – Maryland Corporation

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Group – Massachusetts Business Trust

JPMorgan Short Term Bond Fund II

J.P. Morgan Mutual Fund Investment Trust – Massachusetts Business Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust – Massachusetts Business Trust

JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I – Delaware Statutory Trust
Highbridge Dynamic Commodities Strategy Fund
Highbridge Statistical Market Neutral Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund
JPMorgan Alternative Strategies Fund
JPMorgan Asia Equity Fund
JPMorgan Asia Pacific Focus Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan California Municipal Money Market Fund
JPMorgan California Tax Free Bond Fund
JPMorgan China Region Fund
JPMorgan Credit Opportunities Fund
JPMorgan Current Income Fund
JPMorgan Current Yield Money Market Fund

JPMorgan Trust I – Delaware Statutory Trust (continued)
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Diversified Real Return Fund
JPMorgan Dynamic Growth Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Emerging Economies Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan Equity Focus Fund
JPMorgan Ex-G4 Currency Strategies Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Federal Money Market Fund
JPMorgan Floating Rate Income Fund
JPMorgan Global Allocation Fund
JPMorgan Global Equity Income Fund
JPMorgan Global Focus Fund (to be renamed JPMorgan Global Opportunities Fund as of 11/1/2011)
JPMorgan Global Natural Resources Fund
JPMorgan Global Unconstrained Equity Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Growth and Income Fund
JPMorgan Growth Long/Short Fund
JPMorgan Income Builder Fund
JPMorgan India Fund
JPMorgan Inflation Managed Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan International Currency Income Fund
JPMorgan International Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Opportunities Plus Fund
JPMorgan International Realty Fund
JPMorgan International Small Cap Equity Fund
JPMorgan International Unconstrained Equity Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan International Value Fund
JPMorgan International Value SMA Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid International Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund
JPMorgan Latin America Fund
JPMorgan Managed Income Fund
JPMorgan Mid Cap Core Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Multi-Cap Long/Short Fund

JPMorgan Trust I – Delaware Statutory Trust (continued)
JPMorgan Multi-Sector Income Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Prime Money Market Fund
JPMorgan Real Return Fund
JPMorgan Research Equity Long/Short Fund
JPMorgan Research Market Neutral Fund
JPMorgan Russia Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2025 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2035 Fund
JPMorgan SmartRetirement 2040 Fund
JPMorgan SmartRetirement 2045 Fund
JPMorgan SmartRetirement 2050 Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Strategic Preservation Fund
JPMorgan Tax Aware Equity Fund
JPMorgan Tax Aware High Income Fund
JPMorgan Tax Aware Income Opportunities Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Real Return SMA Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Total Emerging Markets Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Total Return Fund
JPMorgan U.S. Dynamic Plus Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Core Plus Fund II (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan U.S. Large Cap Value Plus Fund
JPMorgan U.S. Research Equity Plus Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund
JPMorgan Value Discovery Fund
Security Capital U.S. Core Real Estate Securities Fund (effective upon the effectiveness of the Funds registration statement
JPMorgan Trust II – Delaware Statutory Trust
JPMorgan Arizona Municipal Bond Fund
JPMorgan Core Bond Fund
JPMorgan Trust II – Delaware Statutory Trust (continued)

JPMorgan Core Plus Bond Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan International Equity Index Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan Market Expansion Index Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Municipal Income Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Tax Free Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Real Estate Fund
JPMorgan U.S. Treasury Plus Money Market Fund
UM Investment Trust – Massachusetts Business Trust
Undiscovered Managers Multi-Strategy Fund
Undiscovered Managers Funds – Massachusetts Business Trust
JPMorgan Realty Income Fund
Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
This Appendix A-1 supersedes and replaces any previously executed Appendix A-1 between the parties.

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JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Mutual Fund Group

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

UM Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

By:	/s/ Joy C. Dowd

Name:	Joy C. Dowd

Title:	Treasurer

Boston Financial Data Services, Inc.

By:	/s/ Tracy W. Shelby

Name:	Tracy W. Shelby

Title:	Senior Vice President